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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 2, 2004
                Date of Report (date of earliest event reported)

                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                          0-8765                     95-2645573
   --------                          ------                     ----------
(State or Other                   (Commission                (IRS Employee
Jurisdiction of                   File Number)               Identification
                                                                 Number)

                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)

                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                   __________
                    (Former Name or Former Address if Changed
                               Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

         (i) The Company's independent auditors for the fiscal years ended May 31, 2003 and 2002 were BDO Seidman, LLP ("BDO"). Effective May 29, 2004, the Registrant, upon approval of the audit committee of the Board of Directors of the Registrant, approved the appointment of PKF, Certified Public Accountants, A Professional Corporation, as the Registrant's independent auditors for the fiscal year ended May 31, 2004.

         (ii) BDO last reported on Registrant's financial statements as of August 11, 2003. The report, which covered the two fiscal years ended May 31, 2003, was an unqualified report modified for going concern. While BDO expressed concern as to the Registrant's ability to remain a going concern, neither the report nor the financial statements for the periods contained any other adverse opinion or disclaimer of opinion, nor were they modified as to audit scope or accounting principles.

         The auditors' report of BDO Seidman on the consolidated financials statements of Biomerica, Inc. and subsidiaries as of and for the years ended May 31, 2003 and 2002 contained the following paragraph:

"The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has historically reported net losses and negative cash flows from operations, which raise serious liquidity concerns. Management estimates that its available cash resources as of May 31, 2003 along with cost reductions will be sufficient to fund planned operations through May 31, 2004. These operating and liquidity issues, amongst other concerns, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1 to the accompanying consolidated financial statements. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern."

         (iii) The change of independent accountants was ratified by the Board of Directors of Registrant on May 29, 2004.

         (iv) During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, there were no disagreements between Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         (v) During and the two fiscal years ended May 31, 2003 and subsequent interim period through May 29, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (a) During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004 BDO did not advise Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist.

                  (b) During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, BDO did not advise Registrant that any information had come to their attention which had led them to no longer be able to rely on management's representation, or that had made BDO unwilling to be associated with the financial statements prepared by management.

                  (c) During the two fiscal years ended May 31, 2003 and the subsequent interim period through May 29, 2004, BDO did not advise Registrant that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

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                  (d)      During the two fiscal years ended May 31, 2003 and
                           the subsequent interim period through May 29, 2004, BDO did not advise Registrant that there was any information which the accountants concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying statements, or (ii) the financial statements issued or to be issued covering the fiscal periods(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

         (vi) Registrant has requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 1, 2004, is filed as Exhibit 16.1 to this Form 8-K.

                  (b)      New independent accountants

The Registrant has engaged PKF, Certified Public Accountants, A Professional Corporation ("PKF") as its new independent accountant on May 29, 2004. Prior to May 29, 2004, the Registrant had not consulted with PKF regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by PKF concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c) The following documents are filed herewith as exhibits:

Exhibit 16.1 Letter from BDO dated June 1, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Biomerica, Inc.

Dated: June 2, 2004                 By: /s/ Zackary S. Irani
                                        -------------------------------
                                        Name: Zackary S. Irani
                                        Title:  Chief Executive Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 2, 2004                    Biomerica, Inc.

                                        By: /s/ Zackary S. Irani
                                            --------------------------
                                            Zackary S. Irani
                                            Chairman